UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

137 South Robertson Boulevard
Beverly Hills, California	90211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 299-0653

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in such filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On dates between December 23, 2014 and January 26, 2015, Blow & Drive Interlock Corporation (“we”) entered into subscription agreements with 4 investors pursuant to which we sold the investors an aggregate of 333,750 shares of our common stock for an aggregate purchase price of $261,000. The sales were made at purchase prices per share of common stock ranging from $0.50 to $0.80.

Pursuant to the subscription agreements, the investors are entitled to have the shares purchased thereunder included in our next registration statement, other than a registration statement related solely to the sale of securities to participants in a stock plan, a Form S-4 registration statement or a registration on any other form that does not include substantially the same information as would be required to be included in a registration statement covering the resale of the investors’ shares.

The foregoing description of the subscription agreements does not purport to be complete and is qualified in its entirety by the form of subscription agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

The foregoing issuances were effected in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended. The recipients were provided information about us and an investment in our common stock and the issuances did not involve any form of general solicitation or general advertising.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION

10.1	Form of Subscription Agreement (Dec. 2014/Jan. 2015)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOW & DRIVE INTERLOCK CORPORATION

	By:	/s/ Laurence Wainer
Laurence Wainer
Dated: February 23, 2015		Chief Executive Officer and Chief Financial Officer

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